UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): August 2, 2005

MTI Technology Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-23418 (Commission File Number)	95-3601802 (I.R.S. Employer Identification No.)
14661 Franklin Avenue
Tustin, California 92780
(Address of Principal Executive Offices) (Zip Code)
(714) 481-7800
(Registrant’s Telephone Number,
Including Area Code)
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On August 2, 2005, MTI Technology Corporation (the “Company”) entered into a Lease Agreement (the “Lease”) with CalWest Industrial Holdings, LLC, a Delaware limited liability company (the “Landlord”), to lease approximately 25,000 square feet of general office and warehouse space at 17595 Cartwright Road, Irvine, California. The Company intends to relocate its corporate headquarters to the premises subject to the Lease.
     The term of the Lease is from the later of November 1, 2005, or the date that the Landlord tenders possession to the Company, through December 31, 2010. The Company has an option to renew the Lease for an additional term of five years under substantially similar terms and conditions to the Lease. Subject to termination of the existing lease between the Landlord and the current tenant, the Company has the right to occupy the premises beginning on October 1, 2005.
     The Company has no rent obligations during 2005, except for the additional rent described below. From January 1, 2006, through October 31, 2006, the rent will be $15.84 per square foot per year, or $396,000 per year. During each subsequent twelve-month escalation period, the rent increases between $0.63 and $0.71 per square foot per year, or between $15,840 and $17,817.84 per year. In the final fourteen-month rent escalation period, the Company is obligated to pay rent at $18.53 per square foot per year, or $463,263.96 per year. Under the Lease, the Company must pay as additional rent its proportionate share of certain operation and maintenance expenses and taxes, including real estate taxes, incurred by the Landlord relating to the building.
     Upon execution of the Lease, the Company obtained a letter of credit in the amount of $390,145 in favor of the Landlord in lieu of a security deposit. Throughout the term of the lease, the Company must maintain certain insurance policies at specified coverage amounts.
     The foregoing description of the Lease is qualified in its entirety by reference to the Lease, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.

Exhibit No.	Description
10.1	Lease Agreement, dated August 2, 2005, by and between the Company and CalWest Industrial Holdings, LLC.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MTI TECHNOLOGY CORPORATION
Date: August 8, 2005	By:	/s/ Scott Poteracki
Scott Poteracki
Executive Vice President and Chief Financial Officer

Index to Exhibits

Exhibit No.	Description
10.1	Lease Agreement, dated August 2, 2005, by and between the Company and CalWest Industrial Holdings, LLC.